U. S. SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-k

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 27, 2011

________________________________________________________________________________

SECURE NetCheckIn Inc.

(Name of Registrant in its Charter)

Nevada	333-173172	27-3729742
(State or Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13118 Lamar Ave

Overland Park, KS 66209

 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 913.945.1290

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 25, 2011, a special shareholder’s meeting was called to order at the office of the Company’s counsel, Seck & Associates LLC.  Mark W. DeFoor was elected as director by the shareholders with his term commencing immediately. Mr. DeFoor will stand for reelection at the Company’s next annual meeting of the shareholders.  Mr. DeFoor will not be compensated as a director for the Company and no promises or agreements for future earnings have been discussed.  Mr. DeFoor is the spouse of the Company’s President, CEO and majority shareholder, Brandi L. DeFoor.

On October 25, 2011, the Board of Directors elected Mark W. DeFoor as Vice President and Secretary of the Company. Mr. DeFoor will not be compensated as an officer of the Company and no promises or agreements for future compensation have been discussed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURE NetCheckIn INC.

Dated: October 27, 2011	By:	/s/ Brandi L. DeFoor
Brandi L. DeFoor
President & Chief Executive Officer

2